UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 5, 2003

                            OREGON STEEL MILLS, INC.
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             (Exact name of registrant as specified in its charter)

      DELAWARE                             1-9887                94-0506370
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(State or other jurisdiction           (Commission             (IRS Employer
 of incorporation)                      File Number)         Identification No.)


1000 S.W. BROADWAY, SUITE 2200; PORTLAND, OREGON                    97205
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(Address of principal executive offices)                        (Zip code)


                                 (503) 223-9228
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              (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits
EXHIBIT
NUMBER            DESCRIPTION

99.1 Oregon Steel Mills, Inc. Company Press Release dated November 5, 2003, announcing financial results for the quarter ended September 30, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 5, 2003, the Company issued a press release announcing its financial results for the third quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The Company provides in the press release certain non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization ("EBITDA") and EBITDA after impairment charges. "GAAP" refers to accounting principles generally accepted in the United States. As required by Regulation G, the press release contains a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures. The Company believes the non-GAAP measures are useful to investors because they provide an alternative method for measuring the operating performance of the Company. The Company's management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company's operating performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as reported by the Company may not be comparable to similarly titled items reported by other companies.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            OREGON STEEL MILLS, INC.
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                                  (Registrant)



              By:   /s/ Jeff S. Stewart                   November 5, 2003
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                  Jeff S. Stewart
                  Corporate Controller
                  (Principal Accounting Officer)